Investor Presentation 3rd Quarter, 2021 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended June 30, 2021 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $18.4 billion in assets and 93 financial centers across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership aligns shareholder interests with day-to-day management and decision-making. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot HEADQUARTERS McKinney, TX 93 BRANCHES 1,539 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended June 30, 2021 Balance Sheet Highlights ($ millions) Total Assets $ 18,448 Loans Held for Investment, Excluding Mortgage Warehouse 1 $ 11,576 Mortgage Warehouse Loans $ 894 Total Deposits $ 15,064 Total Stockholders’ Equity $ 2,543 Profitability Metrics 2 Adjusted EPS $ 1.35 Adjusted ROAA 1.28 % Adjusted ROTCE 16.19 % Adjusted Efficiency Ratio 51.48 % Asset Quality Metrics 3 NPAs / Assets 0.29 % NPLs / Loans Held for Investment 0.45 % NCOs (Annualized) 0.13 % Capital Ratios Tier 1 Capital / RWA 11.55 % Total Capital / RWA 14.23 % TCE / Tangible Assets1 8.45 % Tier 1 Capital / Avg. Assets 9.03% 1LHFI includes SBA PPP loans of $490,485 at June 30, 2021. 2Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 3Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $53,081. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings totaled $52,492.

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 40 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 32 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team David R. Brooks Chairman, CEO & President Founder – led the investor group that acquired Independent Bank in 1988. Michelle S. Hickox Chief Financial Officer 31 years in financial services; 9 years at the company. James C. White Chief Operating Officer 33 years in financial services; 5 years at the company. James P. Tippit Corporate Responsibility 15 years in financial services; 10 years at the company. Daniel W. Brooks Vice Chairman 38 years in financial services; 32 years at the company. Mark S. Haynie General Counsel 38 years of experience representing community banks in corporate, regulatory and securities matters. Michael B. Hobbs Chief Banking Officer 26 years in financial services; Joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President. John G. Turpen Chief Risk Officer Over 20 years in financial services; Joined the company in July 2021

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $18,448 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 Q2 2021 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 34.5% CAGR Since 2013 (Total): 33.1%

NASDAQ: IBTX 8 1.22% 1.05% 0.74% 0.4% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.04% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.29% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.07% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.65% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 1.11% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.45% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q2 Historically Strong Credit Culture NPLs / LHFI (1) NCOs / Average Total Loans (2) Source: S&P Global. Note: Financial data as of and for the quarter ended June 30, 2021 (1) LHFI excludes mortgage warehouse purchase loans. (2) 2021 YTD numbers are annualized.

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 2. The year ended December 31, 2017, includes a $5.528 million charge to re-measure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act (“TCJA”). $2.88 $2.97 $4.33 $4.46 $4.67 $3.04 $3.45 $4.47 $5.08 $4.87 EPS (2) Adjusted EPS (1) 2016 2017 2018 2019 2020 54.99% 56.13% 52.35% 53.01% 48.79% 52.34% 51.46% 50.47% 45.95% 46.04% Efficiency Ratio Adjusted Efficiency Ratio (1) 2016 2017 2018 2019 2020 14.78% 13.47% 17.06% 16.55% 14.93% 15.61% 15.65% 17.58% 18.85% 15.58% ROTCE Adjusted ROTCE (1) 2016 2017 2018 2019 2020 0.98% 0.96% 1.35% 1.32% 1.23%1.03% 1.12% 1.39% 1.51% 1.28% ROAA Adjusted ROAA (1) 2016 2017 2018 2019 2020 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.24 $0.32 $0.34 $0.40 $0.54 $1.00 $1.05 2014 2015 2016 2017 2018 2019 2020 $15.89 $16.15 $17.85 $21.19 $23.76 $27.44 $28.99 $33.23 $33.98 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Q 2 0 5 10 15 20 25 30 35 Delivering Shareholder Value We have consistently grown tangible book value per share each year since our IPO. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company. 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($)

2021 Q2 Balance Sheet Details

NASDAQ: IBTX 12 CRE 50.7% 1-4 Family 10.8% 1-4 Family Construc… 2.7% Consum… 0.7% C&I 25.1% Agricultural 0.6% Construction & Development 9.4% Houston 21.8% Colorado 27.7% As of June 30, 2021: $11,576 Million LHFI 1 $894 Million Mortgage Warehouse 0.45% NPAs/LHFI 0.13% NCOs/Avg. Loans 2021 Q2 Annualized 294.88% Allowance/NPLs LOANS BY REGION (6/30/2021) Owner Occupied CRE 27.0% Non-Owner Occupied CRE 73.0% Central Texas 12.5% 1LHFI excludes mortgage warehouse purchase loans. LOAN COMPOSITION (6/30/2021) Loan Portfolio Overview 4.42% 2021 YTD Loan Yield North Texas 38.0%

NASDAQ: IBTX 13 Land/Land Development 22.9% CRE Construction 60.8% SFR Construction 16.3% Retail 18.5% Office 19.8% Hotel/Motel 6.7% Multifamily 16.6% Misc. CRE 25.4% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (6/30/2021) Industrial 5.1% C&D PORTFOLIO LOANS > $500 THOUSAND (6/30/2021) Healthcare 7.9% As of June 30, 2021: $1.5 Billion C&D Portfolio Size 78% C&D / Bank Regulatory Capital 96.1% Loans in IBTX Markets1 (Texas and Colorado) $2.0 Million Average Loan Size1 596 C&D Loans1 37.3% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 8.8% Office and Office Warehouse 22.5% Retail 27.9% Hotel/Motel 5.8% Industrial 8.6% Daycare/School 2.7% Healthcare 5.8% Church 1.8% Convenience Store 2.9% Mini Storage 2.1% Restaurant 2.7% Miscellaneous 4.0% Mixed Use (Non-Retail) 1.6% Delearships 1.4% RV & Mobile Home Parks 1.4% Commercial Real Estate CRE COMPOSITION (6/30/2021) As of June 30, 2021: $6.3 Billion CRE Loans 326% CRE / Regulatory Bank Capital $28.4 Million Largest CRE Loan Size $1.3 Million Average CRE Loan Size 27.0% Owner Occupied

NASDAQ: IBTX 15 Retail CRE As of June 30, 2021: $1.9 Billion Retail Loan Portfolio Size $28.4 Million Largest Retail Loan 1,027 Total Retail Loans 95.4% Loans in IBTX Markets (Texas and Colorado) $1.9 Million Average Loan Size 87 Number of Loans >$5MM $8.6 Million Avg. Size of Loans >$5MM Strip Center 74.9% Big Box 1.6% Mixed Use 10.8% Free Standing / Single Tenant 12.7% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 6/30/2021 54% Weighted Average LTV Pre-Pandemic (March 2020) 1.68x Weighted Average DSCR Pre-Pandemic (March 2020)

NASDAQ: IBTX 16 Office Non-Owner Occupied 48.7% Office Owner Occupied 17.5% Office/Warehouse Non-Owner Occupied 21.1% Office/Warehouse Owner Occupied 12.7% Office CRE As of June 30, 2021: $1.6 Billion Total Office CRE $20.0 Million Largest Office Loan $1.0 Million Average Loan Size 30.2% Owner Occupied 33.8% Office/Warehouse OFFICE CRE COMPOSITION 6/30/2021

NASDAQ: IBTX 17 Hotel Loans by Property Location 49.1% 42.3% Texas Colorado Other Hotel & Motel Hotel Loans by Type 88.1% 11.9% CRE Construction & Development 8.6% As of June 30, 2021: $416.5 Million Hotel & Motel Loan Portfolio Size $5.6 Million Average Loan Size 47.2% Average LTV 1.78x Weighted Average DSCR Pre-Pandemic (March 2020) We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. Hotel Loans by Product Type 17.9% 73.5%8.6% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of June 30, 2021: $240.6 Million Size of Energy Portfolio 94.6% / 5.4% E&P Loans / Services Loans 10.4% Energy Reserve / Energy Loans 2.1% Energy Loans / Total LHFI Energy assets are well-diversified by basin across the United States. Energy by Type $227.6 $13.0 E&P Services $ in millions

NASDAQ: IBTX 19 Year Ending $9,860 $14,805 $42,993 $4,460 $8,146 $6,634 Provision expense Net charge-offs 2018 2019 2020 $ in Thousands 19 Provision & Charge-offs 0.01% 0.13%0.05% 0.11%0.01% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.06% 0.05%0.07% Quarter Ending $23,121 $7,620 $3,871 $(2,500) $(6,500) $1,469 $184 $3,542 $408 $3,916 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

NASDAQ: IBTX 20 Agency Securities 26.7% Mortgage-Backed Securities 44.1% Tax-Exempt Municipals 22.1% Taxable Municipals 2.5% Corporates 1.9% CRA 0.1% U.S. Treasury Securities 2.6% Securities Portfolio As of June 30, 2021: 2.07% QTD Yield 4.49 Duration 8.5% of Total Assets $1.6 Billion Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 6/30/2021

NASDAQ: IBTX 21 Noninterest-Bearing Demand 30.8% Interest-Bearing Checking 30.2% Public Funds 12.3%Savings 4.7% Money Market 16.4% CDs < $100k 1.3% CDs > $100k 3.8% IRAs 0.5% (1) Average rate for total deposits 21 2021 YTD Average Rate for Interest-bearing deposits: 0.48% Total cost of deposits QTD Q2 2021: 0.31% Deposit Mix & Pricing DEPOSIT MIX 6/30/2021 DEPOSIT GROWTH VS. AVERAGE RATE Period Ending $6,633 $7,738 $11,941 $14,399 $15,064 0.46% 0.83% 1.08% 0.59% 0.34% Deposits Average YTD Rate (1) 2017 2018 2019 2020 Q2 2021

NASDAQ: IBTX 22 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 9.61% 10.05% 9.76% 10.33% 10.94% 11.14% 8.92% 9.57% 9.32% 9.12% 9.01% 9.03% 12.56% 12.58% 11.83% 13.32% 14.13% 14.23% 8.37% 9.24% 8.98% 8.60% 8.30% 8.45% 10.05% 10.41% 10.19% 10.74% 11.36% 11.55% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/17 12/31/18 12/31/19 12/31/20 2021 Q1 2021 Q2

2021 Q2 Results

NASDAQ: IBTX 24 2021 Q2 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $1.35 EPS $58.2 Million Net Income 1.28% Return on Average Assets 9.27% Return on Average Equity 14.23% Total Capital Ratio 9.03% Leverage Ratio Adjusted1 $1.35 Adj. EPS $58.2 Million Adj. Net Income 1.28% Adj. Return on Average Assets 9.27% Adj. Return on Average Equity 16.19% Return on Tangible Equity 8.45% TCE Highlights • Solid organic loan growth of 12.4% annualized for the quarter, (excluding warehouse and PPP) • Improved credit metrics with nonperforming assets of 0.29% of total assets • Strong capital levels with an estimated total capital ratio of 14.23%, leverage ratio of 9.03%, and (non-GAAP) tangible common equity (TCE) ratio of 8.45% • Announced redemption of $40 million in subordinated debentures in July 2021 • Grew book value by $1.17 per share to $58.89 and tangible book value per share by $1.24 to $33.98

NASDAQ: IBTX 25 2021 Q2 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data June 30, 2021 March 31, 2021 June 30, 2020 Total Assets $18,447,721 $18,115,336 $16,986,025 LHFI, Excluding Mortgage Warehouse Loans1 11,576,332 11,665,058 11,690,356 Mortgage Warehouse Loans 894,324 1,105,699 903,630 Total Deposits 15,063,791 14,803,792 13,299,035 Total Borrowings (Other Than Junior Subordinated Debentures) 681,023 683,350 1,116,462 Total Stockholders’ Equity 2,542,885 2,493,117 2,424,960 Selected Earnings and Profitability Data Net Interest Income $129,297 $129,729 $128,372 Net Interest Margin 3.14% 3.29% 3.51 % Adjusted Net Interest Margin2 3.14% 3.29% 3.50 % Noninterest Income $15,926 $18,609 $25,414 Noninterest Expense 78,013 75,113 83,069 Net Income 58,243 59,980 38,693 Adjusted Net Income3 58,243 60,084 49,076 Basic EPS 1.35 1.39 0.90 Adjusted Basic EPS3 1.35 1.39 1.14 Diluted EPS 1.35 1.39 0.90 Adjusted Diluted EPS3 1.35 1.39 1.14 Return on Average Assets 1.28% 1.37% 0.94 % Adjusted Return on Average Assets3 1.28% 1.37% 1.20% 1LHFI includes SBA PPP loans of $490,485, $912,176 and $823,289, respectively. LHFI are shown at amortized cost at June 30, 2021 and March 31, 2021 and recorded investment at June 30, 2020. 2Prior to the adoption of CECL, excludes unexpected income recognized on credit impaired acquired loans of $354 for the quarter ended June 30, 2020. 3Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

26 Contact Information Investors & Analysts For more information, please contact: Paul Langdale SVP, Director of Corporate Development Direct – (469) 301-2637 Email – plangdale@ibtx.com NASDAQ: IBTX

Appendix: Non-GAAP Reconciliation

28 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods As of and for the Quarter Ended ($ in thousands except per share data) June 30, 2021 March 31, 2021 June 30, 2020 Net Interest Income - Reported (a) $129,297 $129,729 $128,372 Unexpected income recognized on credit impaired acquired loans (1) — — (354) Adjusted Net Interest Income (b) 129,297 129,729 128,018 Provision Expense - Reported (c) (6,500) (2,500) 23,121 Noninterest Income - Reported (d) 15,926 18,609 25,414 Gain on sale of loans (26) — (689) Gain on sale of other real estate — — (12) Gain on sale of securities available for sale — — (26) Loss (gain) on sale and disposal of premises and equipment 13 7 (340) Recoveries on loans charged off prior to acquisition (204) (129) (3,640) Adjusted Noninterest Income (e) 15,709 18,487 20,707 Noninterest Expense - Reported (f) 78,013 75,113 83,069 OREO impairment — — (738) Impairment of assets — (9) — COVID-19 expense — — (1,451) Acquisition expense (217) (244) (15,644) Adjusted Noninterest Expense (g) 77,796 74,860 65,236 Income Tax Expense - Reported (h) 15,467 15,745 8,903 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $58,243 $59,980 $38,693 Adjusted Net Income (2) (b) - (c) + (e) - (g) = (j) $58,243 $60,084 $49,076 Average shares for basic EPS (k) 43,188,050 43,178,522 43,041,660 Average shares for diluted EPS (l) 43,247,195 43,222,943 43,177,986 Reported Basic EPS (i) / (k) $1.35 $1.39 $0.90 Reported Diluted EPS (i) / (l) $1.35 $1.39 $0.90 Adjusted Basic EPS (j) / (k) $1.35 $1.39 $1.14 Adjusted Diluted EPS (j) / (l) $1.35 $1.39 $1.14 EFFICIENCY RATIO Amortization of other intangible assets (m) $3,145 $3,145 $3,175 Reported Efficiency Ratio (f - m) / (a + d) 51.55% 48.52% 51.95% Adjusted Efficiency Ratio (g - m) / (b + e) 51.48% 48.39% 41.73% PROFITABILITY (3) Total Average Assets (n) $18,283,775 $17,787,862 $16,485,556 Total Average Stockholders Common Equity (o) $2,520,003 $2,487,010 $2,418,038 Total Average Tangible Common Equity (4) (p) $1,443,130 $1,407,016 $1,328,568 Reported Return on Average Assets (i) / (n) 1.28% 1.37% 0.94% Reported Return on Average Common Equity (i) / (o) 9.27% 9.78% 6.44% Reported Return on Average Common Tangible Equity (i) / (p) 16.19% 17.29% 11.71% Adjusted Return on Average Assets (5) (j) / (n) 1.28% 1.37% 1.20% Adjusted Return on Average Common Equity (5) (j) / (o) 9.27% 9.80% 8.16% Adjusted Return on Tangible Common Equity (5) (j) / (p) 16.19% 17.32% 14.86% (1) This is not applicable starting in 2021 under the adoption of CECL. (2) Assumes an adjusted effective tax rate of 21.0%, 20.8% and 18.7%, for the quarters ended June 30, 2021, March 31, 2021 and June 30, 2020, respectively. (3) Annualized. (4) Excludes average balance of goodwill and net other intangible assets. (5) Calculated using adjusted net income.

29 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2020 2019 2018 2017 2016 Net Interest Income - Reported (a) $516,446 $504,757 $326,252 $265,478 $183,806 Unexpected income recognized on credit impaired acquired loans (3,209) (5,120) (3,711) (4,063) (1,765) Adjusted Net Interest Income (b) 513,237 499,637 322,541 261,415 182,041 Provision Expense - Reported (c) 42,993 14,805 9,860 8,265 9,440 Noninterest Income - Reported (d) 85,063 78,176 42,224 41,287 19,555 Gain on sale of loans (356) (6,779) — (351) — (Gain) loss on sale of branch — (1,549) — (2,917) 43 Gain on sale of trust business — (1,319) — — — Loss (gain) on sale of other real estate 36 (875) (269) (850) (62) (Gain) loss on sale of securities available for sale (382) (275) 581 (124) (4) (Gain) loss on sale and disposal of premises and equipment (370) 585 (123) 21 (32) Recoveries on loans charged off prior to acquisition (4,312) (2,101) (962) (1,182) — Adjusted Noninterest Income (e) 79,679 65,863 41,451 35,884 19,500 Noninterest Expense - Reported (f) 306,134 321,864 198,619 176,813 113,790 Separation expense — (3,421) — — (2,575) OREO impairment (784) (1,801) (85) (1,412) (106) IPO related stock grants — — (136) (508) (543) Impairment of assets (462) (1,173) — — — COVID-19 expense (1,915) — — — — Acquisition expense (17,294) (42,744) (8,958) (17,259) (3,121) Adjusted Noninterest Expense (g) 285,679 272,725 189,440 157,634 107,445 Income Tax Expense - Reported (h) 51,173 53,528 31,738 45,175 26,591 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $201,209 $192,736 $128,259 $76,512 $53,540 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (j) $210,017 $219,582 $132,183 $88,878 $56,562 Average shares for basic EPS (k) 43,116,965 43,245,418 29,599,119 25,636,292 18,501,663 Average shares for diluted EPS (l) 43,116,965 43,245,418 29,599,119 25,742,362 18,588,309 Reported Basic EPS (i) / (k) $4.67 $4.46 $4.33 $2.98 $2.89 Reported Diluted EPS (i) / (l) $4.67 $4.46 $4.33 $2.97 $2.88 Adjusted Basic EPS (j) / (k) $4.87 $5.08 $4.47 $3.47 $3.06 Adjusted Diluted EPS (j) / (l) $4.87 $5.08 $4.47 $3.45 $3.04 EFFICIENCY RATIO Amortization of other intangible assets (m) $12,671 $12,880 $5,739 $4,639 $1,964 Reported Efficiency Ratio (f - m) / (a + d) 48.79% 53.01% 52.35% 56.13% 54.99% Adjusted Efficiency Ratio (g - m) / (b + e) 46.04% 45.95% 50.47% 51.46% 52.34% PROFITABILITY Total Average Assets (n) $16,357,736 $14,555,315 $9,478,934 $7,966,421 $5,469,542 Total Average Stockholders Common Equity (o) $2,435,474 $2,267,103 $1,476,688 $1,139,573 $635,864 Total Average Tangible Common Equity (2) (p) $1,347,584 $1,164,915 $751,911 $568,071 $362,287 Reported Return on Average Assets (i) / (n) 1.23% 1.32% 1.35% 0.96% 0.98% Reported Return on Average Common Equity (i) / (o) 8.26% 8.50% 8.69% 6.71% 8.42% Reported Return on Average Common Tangible Equity (i) / (p) 14.93% 16.55% 17.06% 13.47% 14.78% Adjusted Return on Average Assets (3) (j) / (n) 1.28% 1.51% 1.39% 1.12% 1.03% Adjusted Return on Average Common Equity (3) (j) / (o) 8.62% 9.69% 8.95% 7.80% 8.90% Adjusted Return on Tangible Common Equity (3) (j) / (p) 15.58% 18.85% 17.58% 15.65% 15.61% (1) Assumes an adjusted effective tax rate of 20.5%, 21.0%, 19.7%, 32.4% and 33.2% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively. (2) Excludes average balance of goodwill and net other intangible assets and preferred stock. (3) Calculated using adjusted net income.

30 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) June 30, 2021 March 31, 2021 June 30, 2020 Tangible Common Equity Total common stockholders equity $2,542,885 $2,493,117 $2,424,960 Adjustments: Goodwill (994,021) (994,021) (994,021) Other intangible assets, net (81,780) (84,925) (94,390) Tangible Common Equity $1,467,084 $1,414,171 $1,336,549 Tangible Assets Total Assets $18,447,721 $18,115,336 $16,986,025 Adjustments: Goodwill (994,021) (994,021) (994,021) Other intangible assets, net (81,780) (84,925) (94,390) Tangible Assets $17,371,920 $17,036,390 $15,897,614 Common shares outstanding 43,180,607 43,193,257 43,041,119 Tangible Common Equity To Tangible Assets 8.45% 8.30% 8.41% Book value per common share $58.89 $57.72 $56.34 Tangible book value per common share $33.98 $32.74 $31.05

31 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31, 2015 December 31, 2014 December 31, 2013 Tangible Common Equity Total common stockholders equity $2,515,371 $2,339,773 $1,606,433 $1,336,018 $672,365 $603,371 $516,913 $233,772 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) (258,643) (229,457) (34,704) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) (16,357) (12,455) (3,148) Tangible Common Equity $1,433,280 $1,245,011 $839,594 $671,316 $399,869 $328,371 $275,001 $195,920 Tangible Assets Total Assets $17,753,476 $14,958,207 $9,849,965 $8,684,463 $5,852,801 $5,055,000 $4,132,639 $2,163,984 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) (258,643) (229,457) (34,704) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) (16,357) (12,455) (3,148) Tangible Assets $16,671,385 $13,863,445 $9,083,126 $8,019,761 $5,580,305 $4,780,000 $3,890,727 $2,126,132 Common shares outstanding 43,137,104 42,950,228 30,600,582 28,254,893 18,870,312 18,399,194 17,032,669 12,330,158 Tangible Common Equity To Tangible Assets 8.60% 8.98% 9.24% 8.37% 7.17% 6.87% 7.07% 9.21% Book value per common share $58.31 $54.48 $52.50 $47.28 $35.63 $32.79 $30.35 $18.96 Tangible book value per common share $33.23 $28.99 $27.44 $23.76 $21.19 $17.85 $16.15 $15.89